DREYFUS APPRECIATION FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on the Dreyfus Appreciation Fund, Inc. for the 12-month period ended December 31, 1995. During that period, the Fund's shares provided a total return of 37.89%.* During the same period, the Standard & Poor's 500 Composite Stock Price Index provided a total return of 37.53%.**
PORTFOLIO COMPOSITION
    At the close of the period, the Fund had 6.7% of its net assets in short-term Treasuries and the balance in equities. In the equity portion of the Fund, industry concentrations were in nondurable consumer products and health care. As market conditions permit, we will reduce the position in Treasuries and commit these assets to what we believe are high quality equities.
ECONOMIC OUTLOOK
    In our view, 1995 will prove to have been a bridge to a path of moderate growth, which should extend the economic cycle in an environment of low inflation and declining interest rates. We presently expect that average annual Gross Domestic Product growth will weaken to a range of 1.5% - 2.0% in 1996, with inflation near 2.5%, or very likely lower. Long-term interest rates should decline to 5.5% or below in an environment of fiscal restraint and little pricing flexibility. If our outlook is incorrect, it is possible that growth and inflation will fall below our expectations - particularly in the first half of 1996, although we do not expect a recession to develop. In our view, consumer demand will remain weak until late in the year, with any pickup in spending continuing to be affected by price sensitivity. The economy's growth should be supported by a moderate increase in capital spending and by growth in U.S. exports, which continues to increase as a percentage of Gross Domestic Product, although from a low base. In spite of weakness among its principal trading partners, the U.S. continues to gain market share in developing markets, particularly in the Pacific Rim and the Far East. The above factors, along with cautious but more accommodative moneta ry policy, should provide enough liquidity to prevent a contraction in economic growth.
INVESTMENT OUTLOOK AND STRATEGY
    In a slowing economy, with the prospect of falling corporate profits and earnings disappointments, we do not expect total return on equities to approximate that of 1995. However, we continue to believe that equities will outperform fixed income securities and cash equivalents. We believe our strategy focusing on large capitalization, multinational industry leaders generally may provide the most upside potential with less exposure to risk. These types of companies should continue to have excess cash available to repurchase shares near the record levels reached in 1995, in spite of weak economies among the Group of 7 leading industrial nations. We also believe industry consolidations and merger and acquisition activity will be robust, and only marginally lower than the record set in 1995. If the best of possible developments takes place on the political front, investors could be surprised that equity markets will do better than consensus expectations. INVESTMENT HIGHLIGHTS
    Rising bond prices, low inflation and the prospect of an extended period of moderate economic growth provided a constructive backdrop for equity markets in 1995. Optimism about the goal of achieving meaningful deficit reduction, and a cyclical trend of fiscal accountability and restraint, also supported equity prices. The rise in the S&P 500 Stock Index was led by health care issues, as had been the case in 1994. The Fund's 15.8% weighting in this sector had the most positive impact on performance, relative to the Index. Strong performance in shares of Merck & Co., Pfizer, Johnson & Johnson and Roche Holdings A.D.R. led this group. The strategy of concentrating the Fund's assets in shares of the highest quality global companies in nondurable consumer products also benefited performance. Shares of Philip Morris, Coca-Cola, PepsiCo, Procter & Gamble, Gillette and NIKE led this group. Performance in the financial services and energy sectors was also quite positive. The Fund's underweighting in the retail sector relative to the S&P 500 Stock Index was a positive factor, since this was the weakest group in the Index in 1995.
    We appreciate your investment in the Dreyfus Appreciation Fund, Inc. and we will continue to seek rewarding returns on your behalf.
                                  Sincerely,

                              [Fayez Sarofim signature logo]

                                  Fayez Sarofim
                                  Portfolio Manager
January 24, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.



DREYFUS APPRECIATION FUND, INC.                                                    DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS APPRECIATION
FUND, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
$56,247
Standard & Poor's 500
Composite Stock
Price Index*
Dollars
$56,186
Dreyfus
Appreciation Fund
*Source: Lipper Analytical Services, Inc.]
AVERAGE ANNUAL TOTAL RETURNS
             ONE YEAR ENDED                  FIVE YEARS ENDED              TEN YEARS ENDED              FROM INCEPTION (1/18/84)
             DECEMBER 31, 1995               DECEMBER 31, 1995             DECEMBER 31, 1995            TO DECEMBER 31, 1995
             _________________               _________________             _________________                  _____________
             37.89%                          15.79%                        13.81%                       15.53%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Appreciation
Fund, Inc. on 1/18/84(Inception Date) to a $10,000 investment made in the
Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 1/31/84 is used as the beginning value on 1/18/84. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard and Poor's 500 Composite Stock
Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.



DREYFUS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 DECEMBER 31, 1995
COMMON STOCKS-94.0%                                                                                   SHARES        VALUE
                                                                                                     _______        _______
            AEROSPACE &
   ELECTRONICS-8.5%                  Emerson Electric.......................                          55,000        $ 4,496,250
                                     General Electric.......................                         250,000         18,000,000
                                     Intel..................................                         115,000          6,526,250
                                     Motorola...............................                          80,000          4,560,000
                                     Rockwell International.................                         100,000          5,287,500
                                                                                                                     __________
                                                                                                                     38,870,000
                                                                                                                     __________
   APPAREL & TEXTILES-1.6%           NIKE, Cl. B............................                          60,000          4,177,500
                                     Warnaco Group, Cl. A...................                         130,000          3,250,000
                                                                                                                     __________
                                                                                                                      7,427,500
                                                                                                                     __________
   AUTO RELATED-2.4%                 Chrysler...............................                          70,000          3,876,250
                                     Ford Motor.............................                         244,905          7,102,245
                                                                                                                     __________
                                                                                                                     10,978,495
                                                                                                                     __________
   BANKING-6.5%                      Banc One...............................                          30,000          1,132,500
                                     Chemical Banking.......................                         150,000          8,812,500
                                     Citicorp...............................                         200,000         13,450,000
                                     HSBC Holdings, A.D.R...................                          35,000          5,285,000
                                     PNC Bank...............................                          30,000            967,500
                                                                                                                     __________
                                                                                                                     29,647,500
                                                                                                                     __________
   CAPITAL GOODS-1.1%                Allied Signal.........................                          110,000          5,225,000
                                                                                                                     __________
   CHEMICALS-4.5%                    Dow Chemical...........................                         100,000          7,037,500
                                     duPont (E.I.) de Nemours...............                         125,000          8,734,375
                                     Rohm & Haas............................                          75,000          4,828,125
                                                                                                                     __________
                                                                                                                     20,600,000
                                                                                                                     _________
   ENERGY-8.0%                       Chevron................................                         120,000          6,300,000
                                     Exxon..................................                         110,000          8,813,750
                                     Mobil..................................                          75,000          8,400,000
                                     Pennzoil...............................                          10,000            422,500
                                     Royal Dutch Petroleum (New York Shares)                          90,000         12,701,250
                                                                                                                     __________
                                                                                                                     36,637,500
                                                                                                                     __________
  FINANCIAL-3.4%                     American General.......................                         200,000          6,975,000
                                     Federal National Mortgage Association..                          60,000          7,447,500
                                     MBNA...................................                          30,000          1,106,250
                                                                                                                     __________
                                                                                                                     15,528,750
    FOOD, BEVERAGE &                                                                                                 __________
   TOBACCO-17.7%                    Anheuser-Busch..........................                          70,000          4,681,250
                                     Coca-Cola..............................                         300,000         22,275,000
                                     General Mills..........................                          60,000          3,465,000
                                     Kellogg................................                         100,000          7,725,000
                                     Nestle, A.D.R..........................                         125,000          7,015,625

DREYFUS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES         VALUE
                                                                                                     _______        _______
           FOOD, BEVERAGE &
TOBACCO (CONTINUED)              PepsiCo....................................                         220,000       $ 12,292,500
                                     Philip Morris..........................                         240,000         21,720,000
                                     Sara Lee...............................                          50,000          1,593,750
                                                                                                                    __________
                                                                                                                     80,768,125
                                                                                                                    ___________
HEALTH CARE &
  RELATED PRODUCTS-15.8%             Abbott Laboratories....................                         175,000          7,306,250
                                     American Home Products.................                          90,000          8,730,000
                                     Amgen................................(a)                        120,000          7,125,000
                                     Johnson & Johnson......................                         145,000         12,415,625
                                     Merck & Co.............................                         250,000         16,437,500
                                     Pfizer.................................                         170,000         10,710,000
                                     Roche Holdings, A.D.R..................                         100,000          7,925,000
                                     Schering-Plough........................                          28,000          1,533,000
                                                                                                                     __________
                                                                                                                     72,182,375
                                                                                                                       _______
   INDUSTRIAL SERVICES-.4%           WMX Technologies.......................                          55,000          1,643,125
                                                                                                                     __________
    LEISURE TIME-4.2%                Disney (Walt)..........................                          95,000          5,605,000
                                     Eastman Kodak..........................                          90,000          6,030,000
                                     McDonald's.............................                         172,000          7,761,500
                                                                                                                     __________
                                                                                                                     19,396,500
                                                                                                                     ___________
   MEDIA-2.3%                        McGraw-Hill............................                          50,000          4,356,250
                                     News, A.D.R. ..........................                         120,000          2,565,000
                                     Readers Digest Association, Cl. A
                                       (non-voting).........................                          70,000          3,587,500
                                                                                                                     __________
                                                                                                                     10,508,750
                                                                                                                     __________
  MULTI-INDUSTRY-1.8%                 Minnesota Mining & Manufacturing......                         125,000          8,281,250
                                                                                                                     ___________
OFFICE &
   BUSINESS EQUIPMENT-2.0%           AT&T...................................                          80,000          5,180,000
                                     General Motors, Cl. E..................                          75,000          3,900,000
                                                                                                                     __________
                                                                                                                      9,080,000
                                                                                                                     ___________
  PAPER &
   FOREST PRODUCTS-.9%              International Paper.....................                         110,000          4,166,250
                                                                                                                       _______
    PERSONAL CARE-8.5%              Estee Lauder, Cl. A.....................                          97,000          3,382,875
                                     Gillette...............................                         240,000         12,510,000
                                     International Flavors & Fragrances.....                         125,000          6,000,000
                                     Procter & Gamble.......................                         160,000         13,280,000
                                     Unilever, N.V. (New York Shares).......                          25,000          3,518,750
                                                                                                                     ___________
                                                                                                                     38,691,625
                                                                                                                     ___________

DREYFUS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                             SHARES         VALUE
                                                                                                      _______        _______
   RETAIL-3.1%                       American Stores........................                          80,000       $  2,140,000
                                     May Department Stores..................                          50,000          2,112,500
                                     Wal-Mart Stores........................                         190,000          4,251,250
                                     Walgreen...............................                         190,000          5,676,250
                                                                                                                     __________
                                                                                                                     14,180,000
                                                                                                                     __________
  TRANSPORTATION-1.3%                Norfolk Southern.......................                          75,000          5,953,125
                                                                                                                     __________
                                     TOTAL COMMON STOCKS
                                       (cost $307,152,995)..................                                       $429,765,870
                                                                                                                   ============
PREFERRED STOCKS-.5%
    MEDIA;                           News, A.D.R. ..........................
                                       (cost $1,916,832)....................                         125,000       $  2,406,250
                                                                                                                   ============

                                                                                                    PRINCIPAL
SHORT-TERM INVESTMENTS-6.7%                                                                           AMOUNT
                                                                                                     _______
           U.S. TREASURY BILLS:      5.32%, 1/11/96.........................                    $  1,564,000        $ 1,561,545
                                     5.33%, 1/25/96.........................                       4,791,000          4,775,573
                                     5.25%, 2/29/96.........................                       1,440,000          1,428,566
                                     5.07%, 3/7/96..........................                      22,272,000         22,067,098
                                     4.80%, 3/14/96.........................                         928,000            918,488
                                                                                                                    ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $30,747,197)...................                                        $ 30,751,270
                                                                                                                    ============

TOTAL INVESTMENTS (cost $339,817,024)  ................................                               101.2%        $462,923,390
                                                                                                      =====         ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (1.2%)        $(5,656,322)
                                                                                                      =====         ============
NET ASSETS..................................................................                          100.0%        $457,267,068
                                                                                                      =====         ============

NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.

See notes to financial statements.

DREYFUS APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                    DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $339,817,024)-see statement.....................................                                    $462,923,390
    Cash....................................................................                                       1,308,143
    Dividends and interest receivable.......................................                                         774,505
    Receivable for subscriptions to Common Stock............................                                         136,271
    Prepaid expenses........................................................                                          17,583
                                                                                                                     _______
                                                                                                                 465,159,892
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                    $   157,404
    Due to Fayez Sarofim & Co...............................................                         90,315
    Due to Distributor......................................................                         38,550
    Payable for Common Stock redeemed.......................................                      5,343,067
    Payable for investment securities purchased.............................                      2,029,050
    Accrued expenses........................................................                        234,438        7,892,824
                                                                                                  _________        ___________
NET ASSETS  ................................................................                                    $457,267,068
                                                                                                                   ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                    $337,562,876
    Accumulated undistriduted investment income-net.........................                                              71
    Accumulated net realized (loss) on investments..........................                                      (3,402,245)
    Accumulated net unrealized appreciation on investments-Note 3...........                                     123,106,366
                                                                                                                     _____
-NET ASSETS at value applicable to 22,256,561 shares outstanding
    (100 million shares of $.01 par value Common Stock authorized)..........                                    $457,267,068
                                                                                                                ============
NET ASSET VALUE, offering and redemption price per share
    ($457,267,068 / 22,256,561 shares)......................................                                          $20.55
                                                                                                                 ============
See notes to financial statements.

DREYFUS APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $124,178 foreign taxes withheld at source).....                    $ 9,508,460
      Interest..............................................................                        612,231
                                                                                                   ________
          TOTAL INCOME......................................................                                    $ 10,120,691
    EXPENSES:
      Investment advisory fee-Note 2(a).....................................                      1,039,869
      Sub-investment advisory fee-Note 2(a).................................                        700,539
      Shareholder servicing costs-Note 2(b).................................                        906,232
      Registration fees.....................................................                         71,019
      Professional fees.....................................................                         64,830
      Prospectus and shareholders' reports-Note 2(b)........................                         51,651
      Custodian fees........................................................                         39,023
      Directors' fees and expenses-Note 2(c)................................                         35,995
      Miscellaneous.........................................................                          6,131
                                                                                                     ______
          TOTAL EXPENSES....................................................                                       2,915,289
                                                                                                                   _________
          INVESTMENT INCOME-NET.............................................                                       7,205,402
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                   $ (3,334,873)
    Net unrealized appreciation on investments..............................                     96,268,609
                                                                                                  ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                      92,933,736
                                                                                                                  __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $100,139,138
                                                                                                                 ============

See notes to financial statements.


DREYFUS APPRECIATION FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                          _________________________________
                                                                                       1994                   1995
                                                                                      ----                    -----
OPERATIONS:
Investment income-net...................................................              $  4,172,214            $  7,205,402
    Net realized gain (loss) on investments.................................              1,003,334              (3,334,873)
    Net unrealized appreciation on investments for the year.................              2,231,801              96,268,609
                                                                                          _________             ___________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................              7,407,349             100,139,138
                                                                                          __________            ___________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................             (4,152,619)             (7,254,131)
    Net realized gain on investments........................................               (141,615)               (450,655)
                                                                                          __________             ____________
      TOTAL DIVIDENDS.......................................................             (4,294,234)             (7,704,786)
                                                                                         ___________             ____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................             94,909,133             316,317,434
    Dividends reinvested....................................................              3,933,592               7,319,942
    Cost of shares redeemed.................................................           (105,515,580)           (192,263,401)
                                                                                       _____________           _____________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....             (6,672,855)            131,373,975
                                                                                       ______________            ____________
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................             (3,559,740)            223,808,327
NET ASSETS:
    Beginning of year.......................................................            237,018,481             233,458,741
                                                                                        ___________             ____________
    End of year (including undistributed investment income-net:
      $48,800 in 1994 and $71 in 1995)......................................           $233,458,741             $457,267,068
                                                                                       ============             ============
                                                                                       SHARES                   SHARES
                                                                                       _______                  ______
CAPITAL SHARE TRANSACTIONS:
Shares sold.............................................................              6,370,453                   17,110,923
    Shares issued for dividends reinvested..................................            263,004                      362,104
    Shares redeemed.........................................................        (7,125,102)                  (10,606,835)
                                                                                    __________                   ___________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................          (491,645)                    6,866,192
                                                                                   ============                  ===========

See notes to financial statements.


DREYFUS APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                               1991        1992       1993         1994         1995
                                                              ___         ___        ___           ___          ___
    Net asset value, beginning of year...........             $10.95      $14.67     $15.15        $14.92      $15.17
                                                                 ___      ___          ___          ___          ___
    INVESTMENT OPERATIONS:
Investment income-net (1)....................                    .21         .17        .24           .28         .33
    Net realized and unrealized gain (loss)
      on investments (1).........................               3.96         .52       (.14)          .26        5.42
                                                                 ___         ___          ___         ___         ___
      TOTAL FROM INVESTMENT OPERATIONS...........               4.17         .69        .10           .54        5.75
                                                                 ___          ___          ___        ___          ___
    DISTRIBUTIONS:
    Dividends from investment income-net (1).....               (.20)       (.13)      (.24)         (.28)       (.34)
    Dividends in excess of investment income-net.                 --          --       (.03)          --            --
    Dividends from net realized gain on investments (1)         (.25)       (.08)      (.03)         (.01)       (.03 )
    Dividends in excess of net realized gain
      on investments.............................                --          --        (.03)          --           --
                                                                 ___         ___         ___          ___          ___
      TOTAL DISTRIBUTIONS........................               (.45)       (.21)      (.33)         (.29)       (.37)
                                                                 ___         ___         ___          ___         ___
    Net asset value, end of year.................             $14.67      $15.15       $14.92      $15.17      $20.55
                                                                 ===          ===        ===          ===         ===
TOTAL INVESTMENT RETURN..........................              38.43%       4.62%         .71%       3.62%      37.89%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               1.30%       1.14%        1.07%        .96%        .92%
    Ratio of net investment income to average net assets        1.69%       1.46%        1.66%       1.86%       2.28%
    Portfolio Turnover Rate......................              12.89%       2.84%        9.65%        6.58%      4.51%
    Net Assets, end of year (000's Omitted)......            $80,947     $207,627     $237,018     $233,459     $457,267

______________________
    (1)  Per share data for 1991 has been restated to reflect a 100% stock dividend at the close of business on March 9, 1992.

See notes to financial statements.

DREYFUS APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The fund has an unused capital loss carryover of approximately $3,314,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. The carryover does not include net realized securities losses from November 1, 1995 through December 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:
    (A) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim (together "Agreements") are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:

DREYFUS APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
AVERAGE NET ASSETS                                                             DREYFUS               SAROFIM
____________                                                                   _______               ______
    0 to $25 million............................................             .44 of 1%               .11 of 1%
    $25 up to $75 million.......................................             .37 of 1%               .18 of 1%
    $75 up to $200 million......................................             .33 of 1%               .22 of 1%
    $200 up to $300 million.....................................             .29 of 1%               .26 of 1%
    In excess of $300 million...................................             .275 of 1%              .275 of 1%

    The Investment Advisory Agreement further provides that if in any full year the aggregate expenses of the Fund exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fee to be paid to Dreyfus, or Dreyfus will bear, such excess expense to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $17,130 for the period from December
1, 1995 through December 31, 1995.
    (B) Effective August 1, 1995, the Fund adopted a Shareholder Services
Plan, pursuant to which it reimburses (a) the Distributor for payments made for servicing shareholder accounts ("Servicing") and (b) Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for payments made for Servicing, at an aggregate annual rate of up to .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus or its affiliates may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. During the period August 1, 1995 through December 31, 1995, the Fund was charged $319,704 pursuant to the Shareholder Services Plan.
    Prior to August 1, 1995, the Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act, provided for the Fund to (a) reimburse the Distributor for payments to third parties for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pay Dreyfus, Dreyfus Service Corporation, or any affiliate for Servicing, at an annual rate of
 .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may have paid Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent had a Servicing relationship or for whom the Service Agent was the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts to be paid to Service Agents to which it made payments and the basis on which such payments were made. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and
DREYFUS APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) operating the Plan. During the period January 1, 1995 through July 31, 1995, the Fund was charged $338,750 pursuant to the Plan. Effective August 1, 1995 the Plan was terminated.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $125,680,703 and $13,877,981, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $123,106,366, consisting of $125,810,620 gross unrealized appreciation and $2,704,254 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS APPRECIATION FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS APPRECIATION FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
February 6, 1996

IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.025 per share as a long-term capital gain distribution of the $.030 per share paid on August 30, 1995.


[Dreyfus lion "d" logo]
DREYFUS APPRECIATION FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                           141AR9512
[Dreyfus logo]
Appreciation
Fund, Inc.
Annual Report
December 31, 1995